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                                                                Exhibit 10.39.1


                              FIRST AMENDMENT TO
                              EMPLOYMENT AGREEMENT



          This First Amendment to Employment Agreement is entered into as of March 25, 1998 by and between United PanAm Financial Corp, formerly known as Pan American Group, Inc. ("PAGI"), Pan American Bank, FSB (the "Bank"; the Bank and PAGI are individually and collectively referred to as "Employer") and Lawrence
J. Grill ("Employee") and is intended to amend that certain Employment Agreement between Employer and Employee dated as of October 1, 1997 (the "Employment Agreement").

          The parties agree as follows:

1. The provisions to Schedule 4(c) to the Employment Agreement respecting stock option plan benefits is hereby amended in its entirety to provide as follows:

          "Concurrently with the initial public offering of PAGI, PAGI shall grant to Employee a ten-year option to purchase 60,000 shares of the Common Stock of PAGI at a price per share equal to 100% of the initial public offering price of such shares. Such Option shall vest as to 25% of the shares covered thereby on October 15, 1998, with an additional 25% vesting on each of October 15, 1999, 2000 and 2001. The other terms and conditions of such option shall be as provided in a standard form of Stock Option Agreement under the 1997 Employee Stock Incentive Plan of PAGI."

2. All other terms of the Employment Agreement will remain in full force and effect without further amendment.



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          Executed effective as of March 25, 1998.

                              UNITED PANAM FINANCIAL CORP.



                              By:   /s/ Guillermo Bron
                                  -----------------------------

                              Its:  Chairman
                                  -----------------------------



                              EMPLOYEE



                                    /s/ Lawrence J. Grill
                                  -----------------------------
                                  Lawrence J. Grill



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